NVESCO ENERGY FUND                                                SUB-ITEM 77Q3

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 72DD, 73A, 74U AND 74V.

FOR PERIOD ENDING: 4/30/2011
FILE NUMBER :      811-3826
SERIES NO.:        1

72DD.      1  Total income dividends for which record date passed during the period. (000's Omitted)
              Class A                                                                                 $   595
           2  Dividends for a second class of open-end company shares (000's Omitted)
              Class Y                                                                                 $   167
              Investor Class                                                                          $   381
              Institutional Class                                                                     $    41

73A.          Payments per share outstanding during the entire current period: (form nnn.nnnn)
           1  Dividends from net investment income
              Class A                                                                                  0.0312
           2  Dividends for a second class of open-end company shares (form nnn.nnnn)
              Class Y                                                                                  0.1191
              Investor Class                                                                           0.0312
              Institutional Class                                                                      0.1813

74U.       1  Number of shares outstanding (000's Omitted)
              Class A                                                                                  22,179
           2  Number of shares outstanding of a second class of open-end company shares (000's Omitted)
              Class B                                                                                   2,685
              Class C                                                                                   6,697
              Class Y                                                                                   1,774
              Investor Class                                                                           12,617
              Institutional Class                                                                         289

74V.       1  Net asset value per share (to nearest cent)
              Class A                                                                                 $ 47.26
           2  Net asset value per share of a second class of open-end company shares (to nearest cent)
              Class B                                                                                 $ 43.37
              Class C                                                                                 $ 42.32
              Class Y                                                                                 $ 47.23
              Investor Class                                                                          $ 47.09
              Institutional Class                                                                     $ 48.07

INVESCO GOLD & PRECIOUS METALS FUND                               SUB-ITEM 77Q3

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 72DD, 73A, 74U AND 74V.

FOR PERIOD ENDING: 4/30/2011
FILE NUMBER :      811-3826
SERIES NO.:        2

72DD.      1  Total income dividends for which record date passed during the period. (000's Omitted)
              Class A                                                                                 $ 7,601
           2  Dividends for a second class of open-end company shares (000's Omitted)
              Class B                                                                                 $ 1,455
              Class C                                                                                 $ 1,770
              Class Y                                                                                 $   395
              Investor Class                                                                          $ 7,804

 73A.         Payments per share outstanding during the entire current period: (form nnn.nnnn)
           1  Dividends from net investment income
              Class A                                                                                  0.3275
           2  Dividends for a second class of open-end company shares (form nnn.nnnn)
              Class B                                                                                  0.2651
              Class C                                                                                  0.2651
              Class Y                                                                                  0.3481
              Investor Class                                                                           0.3275

 74U.      1  Number of shares outstanding (000's Omitted)
              Class A                                                                                  24,480
           2  Number of shares outstanding of a second class of open-end company shares (000's Omitted)
              Class B                                                                                   5,068
              Class C                                                                                   6,902
              Class Y                                                                                   1,369
              Investor Class                                                                           24,789

 74V.      1  Net asset value per share (to nearest cent)
              Class A                                                                                 $ 11.22
           2  Net asset value per share of a second class of open-end company shares (to nearest cent)
              Class B                                                                                 $ 10.95
              Class C                                                                                 $ 11.63
              Class Y                                                                                 $ 11.32
              Investor Class                                                                          $ 11.28

INVESCO LEISURE FUND                                              SUB-ITEM 77Q3

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 72DD, 73A, 74U AND 74V.

FOR PERIOD ENDING: 4/30/2011
FILE NUMBER :      811-3826
SERIES NO.:        4

72DD.      1  Total income dividends for which record date passed during the period. (000's Omitted)
              Class A                                                                                 $    78
           2  Dividends for a second class of open-end company shares (000's Omitted)
              Class Y                                                                                 $    18
              Investor Class                                                                          $   381

 73A.         Payments per share outstanding during the entire current period: (form nnn.nnnn)
           1  Dividends from net investment income
              Class A                                                                                  0.0432
           2  Dividends for a second class of open-end company shares (form nnn.nnnn)
              Class Y                                                                                  0.1191
              Investor Class                                                                           0.0432

 74U.      1  Number of shares outstanding (000's Omitted)
              Class A                                                                                   1,602
           2  Number of shares outstanding of a second class of open-end company shares (000's Omitted)
              Class B                                                                                     194
              Class C                                                                                     379
              Class R                                                                                      38
              Class Y                                                                                      58
              Investor Class                                                                            8,181

 74V.      1  Net asset value per share (to nearest cent)
              Class A                                                                                 $ 36.78
           2  Net asset value per share of a second class of open-end company shares (to nearest cent)
              Class B                                                                                 $ 35.20
              Class C                                                                                 $ 34.00
              Class R                                                                                 $ 36.59
              Class Y                                                                                 $ 36.80
              Investor Class                                                                          $ 36.69

INVESCO TECHNOLOGY FUND                                           SUB-ITEM 77Q3

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 74U AND 74V.

FOR PERIOD ENDING: 4/30/2011
FILE NUMBER :      811-3826
SERIES NO.:        6

74U.       1  Number of shares outstanding (000's Omitted)
              Class A                                                                                   6,391
           2  Number of shares outstanding of a second class of open-end company shares (000's Omitted)
              Class B                                                                                     486
              Class C                                                                                     671
              Class Y                                                                                     103
              Investor Class                                                                           12,199
              Institutional Class                                                                          16

74V.       1  Net asset value per share (to nearest cent)
              Class A                                                                                 $ 35.86
           2  Net asset value per share of a second class of open-end company shares (to nearest cent)
              Class B                                                                                 $ 33.47
              Class C                                                                                 $ 32.58
              Class Y                                                                                 $ 35.74
              Investor Class                                                                          $ 35.58
              Institutional Class                                                                     $ 38.77

INVESCO FINANCIAL SERVICES FUND                                   SUB-ITEM 77Q3

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 74U AND 74V.

FOR PERIOD ENDING: 4/30/2011
FILE NUMBER :      811-3826
SERIES NO.:        8

74U.       1  Number of shares outstanding (000's Omitted)
              Class A                                                                                   4,804
           2  Number of shares outstanding of a second class of open-end company shares (000's Omitted)
              Class B                                                                                     587
              Class C                                                                                   1,622
              Class Y                                                                                     179
              Investor Class                                                                           15,077


74V.       1  Net asset value per share (to nearest cent)
              Class A                                                                                 $  8.79
           2  Net asset value per share of a second class of open-end company shares (to nearest cent)
              Class B                                                                                 $  8.71
              Class C                                                                                 $  8.37
              Class Y                                                                                 $  8.91
              Investor Class                                                                          $  8.86

INVESCO UTILITIES FUND                                            SUB-ITEM 77Q3

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 72DD, 73A, 74U AND 74V.

FOR PERIOD ENDING: 4/30/2011
FILE NUMBER :      811-3826
SERIES NO.:        9

72DD.      1  Total income dividends for which record date passed during the period. (000's Omitted)
              Class A                                                                                 $ 3,238
           2  Dividends for a second class of open-end company shares (000's Omitted)
              Class B                                                                                 $   258
              Class C                                                                                 $   222
              Class Y                                                                                 $    31
              Investor Class                                                                          $ 1,479
              Institutional Class                                                                     $   235

 73A.         Payments per share outstanding during the entire current period: (form nnn.nnnn)
           1  Dividends from net investment income
              Class A                                                                                  0.3729
           2  Dividends for a second class of open-end company shares (form nnn.nnnn)
              Class B                                                                                  0.2649
              Class C                                                                                  0.2671
              Class Y                                                                                  0.4125
              Investor Class                                                                           0.3759
              Institutional Class                                                                      0.4509

 74U.      1  Number of shares outstanding (000's Omitted)
              Class A                                                                                   8,181
           2  Number of shares outstanding of a second class of open-end company shares (000's Omitted)
              Class B                                                                                     843
              Class C                                                                                     821
              Class Y                                                                                      85
              Investor Class                                                                            3,689
              Institutional Class                                                                         483

 74V.      1  Net asset value per share (to nearest cent)
              Class A                                                                                 $ 16.18
           2  Net asset value per share of a second class of open-end company shares (to nearest cent)
              Class B                                                                                 $ 16.22
              Class C                                                                                 $ 16.36
              Class Y                                                                                 $ 16.32
              Investor Class                                                                          $ 16.32
              Institutional Class                                                                     $ 16.19

INVESCO VAN KAMPEN AMERICAN VALUE FUND                            SUB-ITEM 77Q3

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 72DD, 73A, 74U AND 74V.

FOR PERIOD ENDING: 4/30/2011
FILE NUMBER :      811-3826
SERIES NO.:        10

72DD.      1  Total income dividends for which record date passed during the period. (000's Omitted)
              Class A                                                                                 $   696
           2  Dividends for a second class of open-end company shares (000's Omitted)
              Class B                                                                                 $    13
              Class C                                                                                 $     -
              Class R                                                                                 $     2
              Class Y                                                                                 $    83
              Institutional Class                                                                     $     3

 73A.         Payments per share outstanding during the entire current period: (form nnn.nnnn)
           1  Dividends from net investment income
              Class A                                                                                  0.0372
           2  Dividends for a second class of open-end company shares (form nnn.nnnn)
              Class B                                                                                  0.0085
              Class C                                                                                  0.0000
              Class R                                                                                  0.0025
              Class Y                                                                                  0.0857
              Institutional Class                                                                      0.1188

 74U.      1  Number of shares outstanding (000's Omitted)
              Class A                                                                                  18,399
           2  Number of shares outstanding of a second class of open-end company shares (000's Omitted)
              Class B                                                                                   1,389
              Class C                                                                                   1,737
              Class R                                                                                     584
              Class Y                                                                                   1,250
              Institutional Class                                                                           1

 74V.      1  Net asset value per share (to nearest cent)
              Class A                                                                                 $ 29.86
           2  Net asset value per share of a second class of open-end company shares (to nearest cent)
              Class B                                                                                 $ 27.19
              Class C                                                                                 $ 26.89
              Class R                                                                                 $ 29.84
              Class Y                                                                                 $ 29.98
              Institutional Class                                                                     $ 29.98

INVESCO VAN KAMPEN COMSTOCK FUND                                   SUB-ITEM 77Q3

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 72DD, 73A, 74U AND 74V.

FOR PERIOD ENDING: 4/30/2011
FILE NUMBER :      811-3826
SERIES NO.:        13


72DD.      1  Total income dividends for which record date passed during the period. (000's Omitted)
              Class A                                                                                $ 18,862
           2  Dividends for a second class of open-end company shares (000's Omitted)
              Class B                                                                                $  1,711
              Class C                                                                                $    681
              Class R                                                                                $    490
              Class Y                                                                                $  6,386
              Institutional Class                                                                    $    671

 73A.         Payments per share outstanding during the entire current period: (form nnn.nnnn)
           1  Dividends from net investment income
              Class A                                                                                  0.0528
           2  Dividends for a second class of open-end company shares (form nnn.nnnn)
              Class B                                                                                  0.0527
              Class C                                                                                  0.0219
              Class R                                                                                  0.0425
              Class Y                                                                                  0.0631
              Institutional Class                                                                      0.0679

 74U.      1  Number of shares outstanding (000's Omitted)
              Class A                                                                                 354,276
           2  Number of shares outstanding of a second class of open-end company shares (000's Omitted)
              Class B                                                                                  30,598
              Class C                                                                                  30,523
              Class R                                                                                  11,588
              Class Y                                                                                 103,030
              Institutional Class                                                                       9,757

 74V.      1  Net asset value per share (to nearest cent)
              Class A                                                                                $  17.20
           2  Net asset value per share of a second class of open-end company shares (to nearest cent)
              Class B                                                                                $  17.20
              Class C                                                                                $  17.20
              Class R                                                                                $  17.19
              Class Y                                                                                $  17.20
              Institutional Class                                                                    $  17.19

INVESCO US MID CAP VALUE FUND                                      SUB-ITEM 77Q3

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 72DD, 73A, 74U AND 74V.

FOR PERIOD ENDING: 4/30/2011
FILE NUMBER :      811-3826
SERIES NO.:        18

72DD.      1  Total income dividends for which record date passed during the period. (000's Omitted)
              Class A                                                                                $    183
           2  Dividends for a second class of open-end company shares (000's Omitted)
              Class B                                                                                $      1
              Class C                                                                                $      2
              Class Y                                                                                $    842

 73A.         Payments per share outstanding during the entire current period: (form nnn.nnnn)
           1  Dividends from net investment income
              Class A                                                                                  0.1351
           2  Dividends for a second class of open-end company shares (form nnn.nnnn)
              Class B                                                                                  0.1291
              Class C                                                                                  0.1291
              Class Y                                                                                  0.1997

 74U.      1  Number of shares outstanding (000's Omitted)
              Class A                                                                                   1,416
           2  Number of shares outstanding of a second class of open-end company shares (000's Omitted)
              Class B                                                                                       5
              Class C                                                                                      10
              Class Y                                                                                   4,337

 74V.      1  Net asset value per share (to nearest cent)
              Class A                                                                                $  39.95
           2  Net asset value per share of a second class of open-end company shares (to nearest cent)
              Class B                                                                                $  39.67
              Class C                                                                                $  39.67
              Class Y                                                                                $  40.38

INVESCO VAN KAMPEN MID CAP GROWTH FUND                             SUB-ITEM 77Q3

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 74U AND 74V.

FOR PERIOD ENDING: 4/30/2011
FILE NUMBER :      811-3826
SERIES NO.:        23

74U.       1  Number of shares outstanding (000's Omitted)
              Class A                                                                                  46,449
           2  Number of shares outstanding of a second class of open-end company shares (000's Omitted)
              Class B                                                                                   5,770
              Class C                                                                                   4,642
              Class R                                                                                     378
              Class Y                                                                                   1,392
              Institutional Class                                                                           1

74V.       1  Net asset value per share (to nearest cent)
              Class A                                                                                $  33.15
           2  Net asset value per share of a second class of open-end company shares (to nearest cent)
              Class B                                                                                $  29.11
              Class C                                                                                $  28.63
              Class R                                                                                $  32.94
              Class Y                                                                                $  33.66
              Institutional Class                                                                    $  33.64

INVESCO VAN KAMPEN SMALL CAP VALUE FUND                            SUB-ITEM 77Q3

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 74U AND 74V.

FOR PERIOD ENDING: 4/30/2011
FILE NUMBER :      811-3826
SERIES NO.:        24

74U.       1  Number of shares outstanding (000's Omitted)
              Class A                                                                                  54,143
           2  Number of shares outstanding of a second class of open-end company shares (000's Omitted)
              Class B                                                                                   2,246
              Class C                                                                                   8,419
              Class Y                                                                                   9,652

74V.       1  Net asset value per share (to nearest cent)
              Class A                                                                                $  19.71
           2  Net asset value per share of a second class of open-end company shares (to nearest cent)
              Class B                                                                                $  17.91
              Class C                                                                                $  17.65
              Class Y                                                                                $  19.94

INVESCO VAN KAMPEN VALUE OPPORTUNITIES FUND                        SUB-ITEM 77Q3

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 74U AND 74V.

FOR PERIOD ENDING: 4/30/2011
FILE NUMBER :      811-3826
SERIES NO.:        26

74U.       1  Number of shares outstanding (000's Omitted)
              Class A                                                                                   4,354
           2  Number of shares outstanding of a second class of open-end company shares (000's Omitted)
              Class B                                                                                     730
              Class C                                                                                     802
              Class Y                                                                                     476

74V.       1  Net asset value per share (to nearest cent)
              Class A                                                                                $  10.18
           2  Net asset value per share of a second class of open-end company shares (to nearest cent)
              Class B                                                                                $  10.04
              Class C                                                                                $  10.00
              Class Y                                                                                $  10.14

INVESCO SMALL-MID SPECIAL VALUE FUND                               SUB-ITEM 77Q3

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 74U AND 74V.

FOR PERIOD ENDING: 4/30/2011
FILE NUMBER :      811-3826
SERIES NO.:        27

74U.       1  Number of shares outstanding (000's Omitted)
              Class A                                                                                   2,219
           2  Number of shares outstanding of a second class of open-end company shares (000's Omitted)
              Class B                                                                                   3,843
              Class C                                                                                   1,482
              Class Y                                                                                     339

74V.       1  Net asset value per share (to nearest cent)
              Class A                                                                                $  13.16
           2  Net asset value per share of a second class of open-end company shares (to nearest cent)
              Class B                                                                                $  12.32
              Class C                                                                                $  11.96
              Class Y                                                                                $  13.57